                                                                   EXHIBIT 10.15


NEITHER THIS WARRANT NOR THE SHARES OF SERIES B COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE BLUE SKY OR STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE OR SOLD WITHOUT: (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL (SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS WARRANT MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN STRICT CONFORMITY WITH THE PROVISIONS HEREOF.


                            ______________________
                             (a ________________)
                              WARRANT CERTIFICATE


----------------------------------------------------------------------------------------------------------------
Warrant No. 1                                    To Purchase _____________
                                                 Shares of Series B Common Stock
Issuance Date:  ________________

        Registered Owner:  ___________________

        Exercise Price:    $_______ per share of Series B Common Stock

        Expiration Date:  ______ __.m., Dallas, Texas time on ___________; Void Thereafter

----------------------------------------------------------------------------------------------------------------

     1. Basic Terms. This Warrant Certificate ("Warrant") certifies that, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the registered owner named above (the "Registered Owner") shall be entitled, subject to the terms and conditions of this Warrant, to purchase, subject to Section 8 below, on or before the expiration date specified above (the "Expiration Date"), the number of shares of Series B Common Stock (the "Shares") of ___________________, a __________________ (the "Company"),
specified above, at the exercise price specified above ("Exercise Price"), on delivery and surrender of this Warrant together with the Exercise Form attached hereto completed and duly executed and simultaneous payment of the Exercise Price for the Shares purchased.

     2. Method of Exercise; Fractional Shares. The purchase rights represented by this Warrant, as adjusted from time to time pursuant to the terms hereof, are exercisable at the election of the Registered Owner in whole or in part at any time, or from time to time, on any business day on or prior to the Expiration Date, by surrendering this Warrant at the principal office of the Company, together with the attached Exercise Form duly completed and executed, together with payment for all Shares purchased under this Warrant. The address of the principal office of the Company is 3737 Grader Street, Suite 110, Garland, Texas 75041, or such other address as the Company may designate in writing to the Registered Owner at the address of such owner appearing on the books of the Company. At the option of the Registered Owner, payment shall be made in cash, by certified or bank cashier's check payable to the order of the Company. The purchase rights represented by this Warrant may be exercised for less than the full number of Shares covered by this Warrant. Upon a partial exercise, this Warrant shall be surrendered, and the Company shall issue to the Registered Owner a new Warrant of the same class and tenor representing the right to purchase the number of Shares not purchased upon such partial exercise and any previous exercises of the purchase rights represented hereby. The purchase rights represented hereby may not be exercised with respect to less than a full Share.

     3. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an


ASD SYSTEMS, INC.
WARRANT CERTIFICATE  NO. 1 - Page 1
indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     4. Rights of Registered Owner. Subject to Sections 6 and 8 of this Warrant, the Registered Owner shall not be entitled to vote or receive distributions or be deemed the holder of Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Registered Owner, as such, any of the rights of a shareholder of the Company or any right to vote for the election of the Board of Directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any action (whether upon an recapitalization, issuance of interests, reclassification of interests, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive distributions or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. Upon the surrender of this Warrant and payment of the Exercise Price as provided above, the person or entity entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on the date of the surrender of this Warrant for the exercise as provided above. Upon the exercise of all or part of the purchase rights represented by this Warrant, the Registered Owner shall have all of the rights of a holder of the Series B Common Stock of the Company.

     5.   Transfer of Warrant.

          (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Registered Owner or Registered Owners. Any Registered Owner of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Registered Owner may be delivered or given by mail to such Registered Owner as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Registered Owner as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent. The Company may, by written notice to the Registered Owner, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 5(a) above, issuing the Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

          (c) Transferability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred with or separate from the Shares of the Registered Owner by endorsement (by the Registered Owner executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d) Exchange of Warrant upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 5, the Company at its expense shall issue to or on the order of the Registered Owner a new warrant or warrants of like tenor, in the name of the Registered Owner or as the Registered Owner (on payment by the Registered Owner of any applicable transfer taxes) may direct, for the securities issuable upon exercise hereof.

          (e)  Compliance with Securities Laws.


-----------------------
WARRANT CERTIFICATE - Page 2

                (i) The Registered Owner of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Registered Owner's own account and not a nominee for any other party, and for investment, and that the Registered Owner will not offer, sell or otherwise dispose of this Warrant or any Shares except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Registered Owner shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company that the Shares are being acquired solely for the Registered Owner's own account and not a as nominee for any other party, for investment, and not with a view toward distribution or resale.

                (ii) This Warrant and all Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                       THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UPON THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES AND ANY SECURITIES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE LAWS.

     6.   Notices.

          (a) Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Owner of this Warrant.

          (b)   In case:

                (i) the Company shall take a record of its shareholders (or other securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any securities, or to receive any other right, or

                (ii) of any capital reorganization of the Company, any reclassification of the securities of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

     then, and in each such case, the Company will mail or cause to be mailed to the Registered Owner or Registered Owners a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their Shares (or such other securities) for securities or other property

-----------------------
WARRANT CERTIFICATE - Page 3
     deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

     7.   Amendments.

          (a) Any term of this Warrant may be amended with the written consent of the Company and the Registered Owner of this Warrant.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     8. Adjustments. The Exercise Price and the amount of interests or securities purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be:

               (i) a reorganization (other than a combination, reclassification, exchange or subdivision of securities otherwise provided for herein),

               (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the securities of the Company's outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or

               (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person,

     then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Registered Owner of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of Shares or other securities or property of the successor corporation resulting from such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 8. The foregoing provisions of this Section 8(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the interests or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-unit consideration payable to the holder hereof for securities in connection with any such transaction is in a form other than cash or marketable securities then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Owner after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any Shares, securities or other property deliverable after that event upon exercise of this Warrant.

          (b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 8.


-----------------------
WARRANT CERTIFICATE - Page 4

          (c) Split, Subdivision or Combination of Interests. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (d) Adjustments for Distributions of Interests or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional interests or other securities or property (other than cash) of the Company by way of distribution, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of units of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional interests or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such securities and/or all other additional securities available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 8.

          (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Owner of this Warrant against impairment.

          (f) Company Option to Require Exercise. Notwithstanding any provision of this Agreement, in the event of any transaction referenced in Sections 8(a), 8(b), 8(c) or 8(d), the Company shall have the option, but not the obligation, to require the Registered Owner to exercise this Warrant prior to the consummation of any such transaction. In the event the Company so elects and the Registered Owner fails to so exercise, this Warrant shall expire and be of no further force or effect.

     9. Payment of Taxes. The Company shall pay all taxes and other governmental charges, other than applicable income taxes, that may be imposed with respect to the issuance or delivery of Shares or other securities or property issuable upon the exercise of purchase rights represented by this Warrant.

     10. Captions. The captions used in this Warrant are for convenience of reference only and shall not affect the meaning or construction of any provision of this Warrant.

     11. Governing Law. This Warrant shall be governed by and construed in accordance with the substantive laws of the State of Texas (without giving effect to conflict of law provisions) and applicable federal laws.

     12. Miscellaneous. This Warrant and all conditions and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Registered Owner and such owner's heirs, executors, administrators, successors and permitted assigns.


-----------------------
WARRANT CERTIFICATE - Page 5

     WITNESS the seal of the Company and the signature of its authorized officer.

                                    ----------------------
                                    A
                                      --------------------

                                    By:
                                        ----------------------------------
                                                             , President
                                        ---------------------

                                    REGISTERED OWNER


                                    --------------------------------------

                                    By:
                                       -----------------------------------

                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

-----------------------
WARRANT CERTIFICATE - Page 6

                                 EXERCISE FORM

              (To be executed by the Registered Owner to purchase
                  Shares pursuant to the Warrant Certificate)



-------------------

-------------------

-------------------


          The undersigned represents and warrants that he/she/it is the registered owner and holder of the attached Warrant Certificate No. ____________ dated ______________. The undersigned (1) irrevocably elects to exercise purchase rights represented by such Warrant Certificate for, and to purchase, Shares of _______________ (the "Company") pursuant to the Warrant Certificate and encloses payment of $_________ therefor (in cash or by certified or bank cashier's check); (2) requests that a certificate for the Shares be issued in the name of the undersigned and delivered to the following address:_____________ ____________________________________________________________; and (3) requests that, if such number of Shares is less than the total number of Shares purchasable under this Warrant Certificate, the Company issue to the undersigned a new Warrant Certificate of the same class and tenor for the remaining balance of Shares purchasable under the attached Warrant Certificate and deliver same to the address set forth herein above.



Date:
     -----------------------             ---------------------------------------
                                         (Please sign exactly as name appears on
                                         Warrant Certificate)

                                         Taxpayer ID No.
                                                        ------------------------

In the presence of:                      Signature guaranteed by:


-----------------------                  ---------------------------------------


ASD SYSTEMS, INC.
EXERCISE FORM - Solo Page

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned Registered Owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares set forth below:

     Name of Assignee               Address                 No. of Shares



and does hereby irrevocably constitute and appoint _________________________, Attorney, to make such transfer on the books of _________________, maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the securities to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any securities to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated:
      ------------------------

                                        ---------------------------------------
                                        Signature of Registered Owner





ASD SYSTEMS, INC.
EXERCISE FORM - Solo Page